Trade and other payables and accrued expenses	12 Months Ended
Dec. 31, 2023
Accrued expenses
Trade and other payables and accrued expenses

13.Trade and other payables and accrued expenses

	As of
	December 31,
In CHF thousands	2023	2022
Trade and other payables	1,679	929
Total trade and other payables	1,679	929

Accrued research and development costs	4,722	5,360
Accrued payroll expenses	4,649	2,898
Other accrued expenses	1,716	1,159
Total accrued expenses	11,087	9,417

The increase in accrued payroll expenses is mostly due to the timing of certain payroll-related payments and an increase in performance-related remuneration. Additionally, CHF 0.4 million was recognized as accrued stamp duty within other accrued expenses for the issuance of shares as part of the Company’s follow-on offering as of December 31, 2023.